EQUINOX FUNDS TRUST

Equinox Campbell Strategy Fund

Supplement dated October 21, 2019 to the Prospectus and Statement of Additional Information of the Equinox Campbell Strategy Fund (the “Fund”) of Equinox Funds Trust (the “Trust”).

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On October 2, 2019, the Board of Trustees of the Trust approved a Plan of Reorganization (“Plan”) for the Campbell Fund (the “Campbell Reorganization”). The Plan is contingent upon the approval of the shareholders of the Campbell Fund. Under the terms of the Plan, if approved by the shareholders, the Campbell Fund will be reorganized into a newly created series of The RBB Fund, Inc. (“RBB”), a Maryland corporation (the “New Fund”).

Specifically, the Plan provides that the Campbell Fund will (1) transfer all of its assets to the New Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of the Campbell Fund’s liabilities, and (2) distribute the shares received from the New Fund pro rata to the shareholders of the Campbell Fund. Each shareholder of the Campbell Fund will receive the same number of shares of the corresponding New Fund in the same class and equal in aggregate net asset value to those held by the shareholder in the Campbell Fund at the time of the exchange. After consummation of the Plan, the Campbell Fund will be terminated as a series of the Trust. If approved by the shareholders, the Campbell Reorganization is expected to close in the fourth quarter of 2019.

The New Fund is a newly organized series of RBB that will commence operation upon the closing of the Campbell Reorganization. The Campbell Reorganization is generally not expected to result in the recognition of gain or loss by the Campbell Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Plan. Existing shareholders may redeem their shares at any time prior to the consummation of the Plan, subject to any applicable deferred sales charges.

If the Plan is approved by shareholders of the Campbell Fund, Campbell & Company Investment Adviser LLC (“Campbell”), the current subadviser to the Campbell Fund, will serve as the investment adviser for the New Fund. Equinox Institutional Asset Management, LP (“Equinox”), which currently serves as the investment adviser for the Campbell Fund, will not serve as the investment adviser of the New Fund. Investment personnel of Campbell providing services to the Campbell Fund in Campbell’s capacity as subadviser will be the same investment personnel of Campbell providing services to the New Fund in Campbell’s capacity as investment adviser. The investment objective, policies, and strategies of the New Fund and the Campbell Fund will be the same or substantially similar.

Shareholders will receive additional detailed information regarding the Plan, Campbell, the New Fund, and RBB in a combined registration statement/proxy statement, which is expected to be provided to shareholders in November 2019 at the earliest.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE